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                                                                    EXHIBIT 23.1

                         CONSENT OF ARTHUR ANDERSEN LLP

         As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-66045 and 333-54970) of Innotrac Corporation of our reports, dated February 2, 2001, included in the December 31, 2000 Annual Report on Form 10-K of Innotrac Corporation.


/s/ ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 28, 2001